UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015

Astrotech Corporation

(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 485-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Astrotech Corporation (the “Company”) completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. As a result of that process, on April 1, 2015, the Committee notified Ernst & Young LLP (“E&Y”) that it had determined to dismiss E&Y as the Company’s independent registered public accounting firm, effective as of that same date. On and effective as of that same date, the Company appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015 and BDO will immediately conduct a review of the Company’s unaudited financial statements for the quarter ended March 31, 2015. The appointment of BDO as the Company’s independent registered public accountant was approved by the Committee.

E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2014 and June 30, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding E&Y’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K).

The Company has provided E&Y with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Ernst & Young to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Ernst & Young’s letter dated April 7, 2015 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period up to the date of BDO’s engagement, neither the Company nor anyone on the Company’s behalf consulted with BDO regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; (iii) the provision of written or oral advice that would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iv) any matter that was the subject of a “disagreement” or a “reportable event” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission, dated April 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: April 7, 2015	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission, dated April 7, 2015.